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               "MiniSenzor" for Humanitarian Noninvasive Chemical
                          Identification of UXO Fillers

       BOGDAN C. MAGLICH, TSUEY-FEN CHUANG, MU YOUNG LEE, CHRISTIAN DRUEY,
                                AND GEORGE KAMIN

     HiEnergy Technologies, INC, 1601B Alton Parkway, Irvine, CA 92606, USA
                               www.hienergyinc.com

                                  GEORGE MILLER
    Department of Chemistry, University of California, Irvine, CA 92697, USA






     *THE PROJECT IS SUPPORTED BY U.S. DEPARTMENT OF DEFENSE UNDER ITS SMALL
                      BUSINESS INNOVATION RESEARCH PROGRAM.




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                               TABLE OF CONTENTS:


o INTRODUCTION TO MINISENZOR SYSTEM

o SOME RESULTS FROM THE UXO TEST AT THE US NAVY

o RESULTS FOR LANDMINES DETECTION

o CONCLUSIONS


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MiniSenzor:


Figure 1.            o WEIGHTS:

                     - NEUTRON GENERATOR: 34LB (~15.5 KG)
                     - HPGE DETECTOR: 25 LB(~11.4 KG)
                     - SHIELDING :72 LB (~33KG)


Figure 2.            o POWER CONSUMPTION: 75W





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Figure 3:


HIGH RESOLUTION SPECTRUM




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                                Result Displays


Figure 4a: This is Explosive/Chemical

Figure 4b: Marginal! Double check!

Figure 4c: Not a known explosive



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                                 UXO DETECTIONS

Figure 5:
TESTS AT THE US NAVY WITH REAL EXPLOSIVES

Figure 6:
EXPERIMENTAL SET UP AT UCI WITH SIMULATED EXPLOSIVES



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Figure 7a:
Figure 7b:
(in slide 7)



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Figure 8a:
Figure 8b:
(in slide 8)



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Figure 9a:
Figure 9b:
(in slide 9)



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Figure 10a:
Figure 10b:
(in slide 10)



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Figure 11a:
Figure 11b:
(in slide 11)



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Figure 12a:
Figure 12b:
(in slide 12)



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Figure 13a:
Figure 13b:
(in slide 13)



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                                UXO TEST RESULT:


o        100%  IDENTIFICATION  RATE  OVERALL  OF  WHETHER  OR NOT THE TARGET WAS
         EXPLOSIVE.

o        80% CORRECT  IDENTIFICATION RATE OF SPECIFIC TYPE OF EXPLOSIVE OR INERT
         MATERIAL.

o        AVERAGE OF 12.3 MINUTES INTERROGATION AND DECISION TIME.




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                               Landmine Detections


Figure 14a.


Figure 14b.



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                      RESULTS FROM THE LANDMINE DETECTIONS


Figure 15a: 5 KG TNT SIMULANT


Figure 15b: 5 KG RDX SIMULANT

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                                   CONCLUSIONS


o MINISENZOR IS PORTABLE AND ABLE TO DETECT A VARIETY OF UXO FILLERS BOTH ON A TABLE AND THE GROUND WITHOUT DATABASE.

o        THE MINIMUM  DETECTABLE  TNT ON A TABLE 75 CM ABOVE THE GROUND IS 0.114
         KG.

o        THE MINIMUM DETECTABLE TNT IS 2.3 KG ON THE GROUND.

o THE MINISENZOR IS ABLE TO DETECT A 5 KG AT LANDMINE SIMULANT BURIED UP TO 2.5 CM OF SOIL.

o IN ORDER TO DETECT SMALLER AMOUNT OF UXO FILLER ON THE GROUND OR DEEPER LANDMINES, A TAGGED ATOMETER WHICH HAS DIRECTIONALITY NEEDS TO BE USED; SUCH TECHNOLOGY HAS BEEN DEVELOPED AND IS NAMED SUPERSENZOR. THE OPERATIONAL PRINCIPLES OF SUPERSENZOR WILL BE PRESENTED IN A DIFFERENT PAPER (THIS CONFERENCE).